Exhibit 10.13

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT dated as of November 12, 2018 (the “Amendment”), between Air T, Inc., a Delaware corporation (the “Borrower”), and Minnesota Bank & Trust, a Minnesota state banking corporation (the “Lender”).

RECITALS:

A.       The Borrower and the Lender are parties to that certain Credit Agreement dated as of December 21, 2017, as amended by that certain Amendment No. 1 to Credit Agreement dated as of February 15, 2018 (as so amended, the “Original Agreement”).

B.        The Borrower has requested that the Lender amend the Original Agreement to increase the Revolving Credit Commitment defined therein.

C.        Subject to the terms and conditions of this Amendment, the Lender will agree to the foregoing request of the Borrower.

NOW, THEREFORE, the parties agree as follows:

1.        Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby.

2.        Amendments. The Original Agreement is hereby amended as follows:

(a)     The definition of the term “Revolving Credit Commitment” defined in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“     ‘“Revolving Credit Commitment’: means the obligation of the Lender to make Revolving Credit Loans in an aggregate principal amount not to exceed the sum of (a) $13,000,000, minus (b) the outstanding principal balance of Term Loan C, as the same may be changed from time to time pursuant to the terms hereof.”

(b)     The form of Borrowing Base Certificate attached as Exhibit G to the Original Agreement is hereby amended in its entirety to the form of Borrowing Base Certificate (Amended 11/2018) attached as Exhibit G to this Amendment.

3.       Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) when, and only when, the Lender shall have received:

(a)     this Amendment, duly executed by the Borrower;

(b)     an Amended and Restated Revolving Credit Note (the “A&R Revolving Credit Note”), in the form provided by Lender, duly executed by Borrower;

(c)     an Acknowledgment and Agreement, in the form provided by the Lender, duly executed by each Guarantor; and

(d)     such other documents as the Lender may reasonably request.

4.        Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender as follows:

(a)     The execution, delivery and performance by the Borrower of this Amendment, the A&R Revolving Credit Note, and any other Loan Document to which the Borrower is a party have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any shareholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower’s articles of incorporation or bylaws, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property;

(b)     The representations and warranties contained in the Original Agreement are true and correct as of the date hereof as though made on that date except: (i) to the extent that such representations and warranties relate solely to an earlier date; and (ii) that the representations and warranties set forth in Section 5.04 of the Original Agreement to the audited annual financial statements and internally-prepared interim financial statements of the Borrower shall be deemed to be a reference to the audited financial statements and interim financial statements, as the case may be, of the Borrower most recently delivered to the Lender pursuant to Section 6.01(a) or 6.01(b) of the Original Agreement;

(c)     No events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations;

(d)     The Original Agreement, as amended by this Amendment, the A&R Revolving Credit Note, and each other Loan Document to which the Borrower is a party are the legal, valid and binding obligations of the Borrower and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and

(e)     Before and after giving effect to this Amendment, there does not exist any Default or Event of Default.

5.      Release. The Borrower hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which the Borrower ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of the Lender’s relationship to the Borrower in connection with the Loan Documents and the transactions related thereto

6.        Reference to and Effect on the Loan Documents.

(a)      From and after the date of this Amendment, each reference in:

(i)     the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement, and each reference to the “Credit Agreement”, the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby; and except as specifically set forth above, the Original Agreement remains in full force and effect and is hereby ratified and confirmed; and

(ii)     any Loan Document to the “Revolving Credit Note”, “thereunder”, “thereof”, “therein” or words of like import referring to the Revolving Credit Note shall mean and be a reference to the A&R Revolving Credit Note executed and delivered pursuant to this letter amendment.

(b)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Agreement or any other Loan Document, nor constitute a waiver of any provision of the Agreement or any such other Loan Document.

7.        Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys’ fees and legal expenses. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save the Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrower’s paying or omission to pay, such taxes or fees.

8.        Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

9.        Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.      Counterparts. This Amendment may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

11.       Recitals. The Recitals hereto are incorporated herein by reference and constitute a part of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above.

AIR T, INC.

By:	/s/
Name:	Brett Reynolds
Its:	Chief Financial Officer

Minnesota Bank & Trust

By:	/s/
Name:	Eric P. Gundersen
Title:	Senior Vice President

[signature page Amendment No. 1 to Credit Agreement]

EXHIBIT G

Form of Borrowing Base Certificate

(Amended 11/2018)

Minnesota Bank & Trust

7701 France Avenue South, Ste. 110

Edina, MN 55435

Attention: Mr. Eric P. Gundersen, SVP

Computed as of: _______________________	Report Number: _______

The undersigned is the Borrower under that certain Loan Agreement, dated as of December 21, 2017 (such Loan Agreement, as amended to date and as it may be further amended, modified, supplemented or restated from time to time being the “Loan Agreement”; capitalized terms not otherwise defined herein being used as therein defined) between AIR T, INC. (the “Borrower”) and MINNESOTA BANK & TRUST (the “Lender”).

The Borrower hereby reaffirms all representations and warranties to the Loan Agreement and certifies and warrants that the Borrower and the other Loan Parties hold, subject to the security interest of the Lender under the Agreement, and the other Loan Documents, the following Collateral computed on a consolidated basis as of _____________ __, 201_.

A.          ACCOUNTS RECEIVABLE

1. Accounts Receivable Balance as of period ending above		$_____________
2. Less: Ineligible Accounts
a. Receivables over 120 days past invoice date	$_____________
b. 10% redline rule	$_____________
c. Insolvent	$_____________
d. Foreign	$_____________
e. Affiliated	$_____________
f. Contras	$_____________
g. U.S. Government	$_____________
h. Bonded	$_____________
i. State, county, municipality	$_____________
j. Customer deposits	$_____________
k. Excess of concentration limit for account debtor	$_____________
l. Other miscellaneous	$___________ _
3. TOTAL Ineligibles		($__________)
4. Total Eligible Accounts (Line A.1 – Line A.3)		$___________
5. Eligible Accounts Loan Value at 75% of Line A.4.		$___________

B.          INVENTORY Report dated                                                                 (see attached)

1. Raw Materials and Finished Goods Inventory		$_______________
2. Less:
a. Discontinued	$_______________
b. Stored at a location w/out appropriate landlord/bailee/warehouseman’s waiver	$_______________
c. Consigned to a Loan Party
d. Inventory consigned by a Loan Party that does not comply with all Consigned Inventory Requirements	$_______________
3. Total Ineligibles		$_______________
4. Total Eligible Inventory (Line B.1-Line B.3)		$_______ _______
5. Eligible Inventory Loan Value @ 50% of Line B.4		$____ __ ________

C. Borrowing Base: 1. (Line A.4 + Line B.5)		$_________ ____ _

D. Availability/Amount to be Repaid:
1. Total Usage (Outstanding principal balance of Revolving Loans + Letter of Credit Obligations)	$_______________
2. Revolving Credit Commitment ($13,000,000 – outstanding principal balance of Term Loan C)	$_______________
3. Borrowing Base (Line C.1.)
4A. Availability (Amount by which the lesser of [Line D.1 and Line D.3] exceeds Line D.1)		$_______________
4B. Amount to be repaid (Amount by which Line D.1 exceeds the lesser of [Line D.1 and Line D.3] exceeds Line D.1)		$_______________

The Borrower further certifies and warrants that no Event of Default is existing as of the date hereof and, to the best knowledge and belief of the officer of the Borrower executing this Borrowing Base Certificate, there has not been (except as may otherwise indicated below) any change to the information set forth above since the computation date specified above which would materially reduce the amounts shown if such amounts were computed as of the date of this Borrowing Base Certificate and all of the information provided on: (a) the Inventory report attached as Schedule A to this Borrowing Base Certificate and (b) the Other Investments report attached as Schedule B to this Borrower Base Certificate, is true and correct as of the date hereof.

AIR T, INC.

By __________________	Title: _______________________	Date: ______________, 201___

ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned has guaranteed payment and performance of the obligations of AIR T, INC., a Delaware corporation (the “Borrower”), to MINNESOTA BANK & TRUST, a Minnesota state banking corporation (the “Lender”), pursuant to the terms of a Guaranty dated as of December 21, 2017 (the “Guaranty”) jointly and severally made by the undersigned in favor of the Lender, which Obligations include, without limitation, all “Obligations” (as defined in the Original Agreement described below) of the Borrower to the Lender pursuant to that certain Credit Agreement dated as of December 21, 2017, , as amended by that certain Amendment No. 1 to Credit Agreement dated as of February 15, 2018 (such Credit Agreement, as so amended, is referred to herein the “Original Agreement”), between the Borrower and the Lender.

Each of the undersigned acknowledges that it has received a copy of the proposed Amendment No. 2 to Credit Agreement dated to be effective as of November __, 2018 (the “Amendment”) amending the Original Agreement. Each of the undersigned agrees and acknowledges that the Amendment shall not impair or limit the rights of the Lender under the Guaranty and confirms that: (a) the Guaranty remains in full force and effect, enforceable against such undersigned in accordance with its terms; and (b) by the Guaranty, such undersigned continues to guaranty the payment and performance of the “Obligations” described therein.

Each of the undersigned agrees that each reference to the “Credit Agreement”, the “Loan Agreement”, “therein”, “thereof”, “thereby” or words of similar effect referring to the Credit Agreement in any Loan Document to which such undersigned is a party shall mean and be a reference to the Original Agreement, as amended by the Amendment.

Each of the undersigned: (a) represents and warrants to the Lender that no events have taken place and no circumstances exist at the date hereof which would give such undersigned the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the obligations guaranteed by such undersigned or for the enforcement of the Guaranty; and (b) hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which such undersigned ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of their relationship to Borrower or any of the undersigned in connection with the Loan Documents and the transactions related thereto.

Nothing in this Acknowledgment and Agreement requires the Lender to obtain the consent of any of the undersigned to any future amendment, modification or waiver to the Original Agreement, as amended by the Amendment, or any other Loan Document to which such undersigned is a party except as expressly required by the terms of the Loan Documents to which such undersigned is a party.

This Acknowledgment and Agreement may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. The delivery of a facsimile, pdf or other digital copy of an executed counterpart of this Amendment and Agreement shall be deemed to be valid execution and delivery of this Amendment and Agreement.

[SIGNATURE PAGES FOLLOW]

Dated to be effective as of November __, 2018.

AIRCO, LLC

By:	/s/
Name: Candice L. Otey
Title: Secretary

CSA AIR, INC.

By:	/s/
Name: Candice L. Otey
Title: Secretary

GLOBAL AVIATION SERVICES, LLC

By:	/s/
Name: Candice L. Otey
Title: Secretary

GLOBAL GROUND SUPPORT, INC.

By:	/s/
Name: Candice L. Otey
Title: Secretary

JET YARD, LLC

By: Stratus Aero Partners, LLC
Its: Sole Member

By:	/s/
Name: Candice L. Otey
Title: Secretary

[Guarantor Acknowledgment and Agreement Signature Page]

MOUNTAIN AIR CARGO, INC.

By:	/s/
Name: Candice L. Otey
Title: Secretary

STRATUS AERO PARTNERS, LLC

By:	/s/
Name: Candice L. Otey
Title: Secretary

AIR T GLOBAL LEASING, LLC

By:	/s/
Name: Candice L. Otey
Title: Secretary

AIRCO SERVICES, LLC

By:	/s/
Name: Candice L. Otey
Title: Secretary

SPACE AGE INSURANCE COMPANY

By:	/s/
Name: Candice L. Otey
Title: Secretary

[Guarantor Acknowledgment and Agreement Signature Page]